Borrowings from Financial Institutions	6 Months Ended
Jun. 30, 2021
Disclosure of detailed information about borrowings [text block] [Abstract]
BORROWINGS FROM FINANCIAL INSTITUTIONS
13.	BORROWINGS FROM FINANCIAL INSTITUTIONS

	As at June 30, 2021	As at December 31, 2020
Current portion of long-term borrowings	$1,700,473	$494,994
Long-term borrowings	986,584	993,869
Borrowings from financial institutions	$2,687,057	$1,488,863

The Company’s borrowings are mainly used to support its business in Thailand. Those borrowings carry interest at the rate varies from 2% to MLR minus 1% per annum. Maturity date of borrowings is made and repayable on various dates from November 5, 2021 to April 7, 2025. For the six months ended June 30, 2021 and 2020, the interest expense was $22,212 and $47,918, respectively.

As of June 30, 2021, the Company has unused bank overdraft availability of approximately $312,000 (THB10 million) and unused trust receipts availability of approximately $1,560,000 (THB50 million).